UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2017 (May 3, 2017)

AG Mortgage Investment Trust, Inc.

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(212) 692-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 5, 2017, AG Mortgage Investment Trust, Inc. (the “Company”) entered into separate Equity Distribution Agreements (collectively, the “Equity Distribution Agreements”) with each of JMP Securities LLP and Credit Suisse Securities (USA) LLC (the “Sales Agents”). Under the terms of the Equity Distribution Agreements, the Company may offer and sell up to $100,000,000 aggregate offering price of shares of its common stock (the “Shares”), par value $0.01 per share (“Common Stock”), from time to time through either of the Sales Agents.

Sales of the Shares, if any, may be made in any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the New York Stock Exchange or on any other existing trading market for our Common Stock. Under the Equity Distribution Agreements, either Sales Agent (at the Company’s election) will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between the Sales Agents and the Company. The compensation payable to each Sales Agent for sales of Shares pursuant to its Equity Distribution Agreement will be up to 2.0% of the gross sales price for any Shares sold through it as sales agent under the applicable Equity Distribution Agreement.

Shares sold under the Equity Distribution Agreements, if any, will be issued pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-203908) (the “Registration Statement”), including the base prospectus, dated May 21, 2015, and the prospectus supplement, dated May 5, 2017.

The offering of Shares pursuant to the Equity Distribution Agreements will terminate upon the earlier of (1) the sale of all the Shares subject to the Equity Distribution Agreements or (2) the termination of the Equity Distribution Agreements by the Sales Agents or the Company upon 1 days’ notice.

The foregoing description of the Equity Distribution Agreements is not complete and is qualified in its entirety by reference to each Equity Distribution Agreement, copies of which are filed herewith as Exhibit 1.1 and Exhibit 1.2, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2017 Annual Meeting of Stockholders (the “Annual Stockholders Meeting”) of the Company held on May 3, 2017, the Company’s stockholders approved an amendment to the Company’s Articles of Amendment and Restatement (the “Charter Amendment”). The Charter Amendment deletes Section 5.9 of the Company’s Articles of Amendment and Restatement, which provided the Board of Directors of the Company the exclusive power to adopt, alter or repeal any Bylaws of the Company.

The foregoing description is qualified in its entirety by reference to the copy of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Stockholders Meeting, the Company’s stockholders voted on the following matters which were set forth in the notice for the meeting:

1.	election of the board of directors, with each director serving a one-year term and until his successor is elected and qualified;

2.	ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017;

3.	approval, on an advisory basis, of the Company’s executive compensation; and

4.	approval of an amendment to our charter removing the provision giving the board of directors the exclusive power to adopt, alter or repeal any Bylaws of the Company;

Each of the seven nominees was elected, the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm was ratified, executive compensation was approved on an advisory basis, and the charter amendment was approved as described in Item 5.03. The description in Item 5.03 is incorporated in its entirety into this Item 5.07.

The vote tabulation for each proposal is as follows:

1.	Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Arthur Ainsberg	17,115,657	287,646	6,382,297
Andrew L. Berger	16,436,275	967,028	6,382,297
Joseph LaManna	17,057,311	345,992	6,382,297
Jonathan Lieberman	15,946,686	1,456,617	6,382,297
Peter Linneman	16,977,892	425,411	6,382,297
David N. Roberts	16,516,065	887,238	6,382,297
Frank Stadelmaier	15,030,591	2,372,712	6,382,297

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,563,563	189,042	32,995	-0-

3. Approval, on an advisory basis, of the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,853,383	358,576	191,344	6,382,297

4. Proposal to amend the Company’s charter

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,060,027	237,901	105,375	6,382,297

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 5, 2017, by and among the Company, AG REIT Management, LLC and JMP Securities LLC

1.2	Equity Distribution Agreement, dated May 5, 2017, by and among the Company, AG REIT Management, LLC and Credit Suisse Securities (USA) LLC

3.1	Articles of Amendment to Articles of Amendment and Restatement of the Company

5.1	Opinion of Saul Ewing LLP

8.1	Opinion of Hunton & Williams LLP

23.1	Consent of Saul Ewing LLP (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG MORTGAGE INVESTMENT TRUST, INC.

Date: May 5, 2017	By:	/s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 5, 2017, by and among the Company, AG REIT Management, LLC and JMP Securities LLC

1.2	Equity Distribution Agreement, dated May 5, 2017, by and among the Company, AG REIT Management, LLC and Credit Suisse Securities (USA) LLC

3.1	Articles of Amendment to Articles of Amendment and Restatement of the Company

5.1	Opinion of Saul Ewing LLP

8.1	Opinion of Hunton & Williams LLP

23.1	Consent of Saul Ewing LLP (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)